SPD BANK

上海浦東發展銀行

短期贷款协议书

SHANGHAI PUDONG DEVELOPMENT BANK

编号：22072008280156

上海浦東發展銀行

SHANGHAI PUDONG DEVELOPMENT BANK

短期贷款协议书

短期贷款协议书

致：上海浦东发展银行 天津 分行 ______ 支行

编号：77072008280156

客户名称：	天津市亚亿实业有限公司	申请日期：	2008.11.28.
地址：		客户联系人：	
电话：		融资行联系人：（本栏由融资行填写）	
传真：			

本公司特此不可撤销地申请贵行按照本协议的下列规定向本公司提供短期流动资金贷款：

一、首要条款

☒ 本协议系作为编号为 的《融资额度协议》（下称融资额度协议）的附属融资文件签署，本协议生效后，其所有条款均并入融资额度协议，并作为其组成部分（如果客户先前已和融资行签署了融资额度协议，应选择本项，并注明融资额度协议编号）；

☑ 本协议为客户与融资行之间所签署的独立的信贷文件（如果客户与融资行未签署融资额度协议，应选择本项）；

☒ 本协议的贷款用途为借新还旧，担保人均已知晓。原协议名称： 签署时间： 编号：（如贷款用途为借新还旧，则必须选择本项）

二、贷款描述

（如果客户已签署的融资额度协议对于贷款的利率和罚息率已做出约定，可以不用填写本协议的相关栏位）

短期贷款品种：A. 固定期限短期贷款；B. 随借随还短期贷款

币种	金额	品种	提款日	到期日(或期限)	利率			结息方式	逾期罚息率	挪用罚息率
					基准利率	浮动比率	执行利率			
A	壹仟万元整	人民币	2008.11.28	2009.11.28	5.58%	上浮30%	7.254%	按季	执行利率上浮50%	执行利率上浮100%.

说明：人民币利率为年利率，浮动利率应注明浮动周期，固定期限短期贷款应填写到期日，随借随还短期贷款所填写的到期日指客户最晚还款日。

三、担保描述

（如果客户融资额度协议对于担保情况已做出约定，可以不用填写本协议的相关栏位）

担保人	天津海泰投资担保有限责任公司	担保方式	☒ 抵押；☒ 质押；☑ 保证

四、一般条款

客户特此确认已阅读并同意下列贷款协议的一般条款：

1. 融资行签署本协议之后，除非按照本协议的规定向客户实际发放了所申请的贷款，否则融资行可随时撤销其因签署本协议而做出的贷款承诺。
2. 利息支付方式 除非特别说明，本协议项下利息支付方式均为按日计息，按季结息，结息日为每季末月20日。
3. 文件提交 客户保证提款之前向融资行提交如下文件或满足相应条件，但融资行无义务审查该些文件的真实性：
   (1) 客户最新的公司章程、营业执照的复印件；
   (2) 授权客户签署本协议和相关附属融资文件之董事会决议（如果客户之公司章程对于法定代表人的签约权限做出限制）；
   (3) 客户对于授权代表的授权书及授权代表的签字样本；
   (4) 经客户合法有效签署的本协议；
   (5) 客户指定的提款日是融资行的营业日；
   (6) 如果本协议项下的贷款是有担保的，则提款之前该担保文件已经签署并生效；
   (7) 融资行不时要求的其他文件及/或条件。

4. 如果指定的提款日或者还款日不是融资行的营业日，则指定的提款日或者还款日顺延至下一个融资行的营业日，顺延的还款期间应当计收利息。

5. 提前还款和提前到期 随借随还短期贷款，客户可以在到期日前的任何时候进行提前还款，固定期限短期贷款除融资行通知客户贷款提前到期外，客户进行提前还款，应事先经融资行书面同意并足额赔偿融资行因该等提前还款所发生的任何成本和损失。任何提前还款应视为贷款提前到期，无需任何理由，融资行有权随时通知客户在本协议项下的融资提前到期，客户应当立即偿还贷款。

6. 税收 除非法律要求客户在偿还贷款的时候必须扣除有关的税收，否则客户在本协议项下的还款应当全额支付，不得作任何扣除。如果客户必须按照法律的规定扣除有关的税收，客户应当向融资行支付额外的款项，使得融资行所收到的款项相当于未经任何扣除时融资行应收到的金额。

7. 声明和保证 客户作出如下声明和保证，且该声明和保证应视同在融资行每次按照本协议的规定向客户提供融资时，由客户重复做出：

（1）客户为根据中国（不包括香港、澳门特别行政区和台湾地区，下同）法律注册成立的公司等，有权签署本协议及与本协议相关的任何文件，并已采取了任何必要的公司行为以使本协议及与本协议相关的任何文件合法、有效、并可强制执行；

（2）客户签署本协议以及履行其在本协议项下的义务，均未且不会违反其已签署的其他任何合同或文件、公司章程、任何适用的法律、法规或行政命令、有权机关的相关文件、判决、裁决，也不与客户承担的任何其他义务或安排相抵触；

（3）客户及其任何股东、关联公司未涉及任何清算、破产、重整、被兼并、合并、分立、重组、解散、关闭、歇业或类似法律程序，亦未发生任何可能导致涉及该等法律程序的情形；

（4）客户未卷入任何可能对其产生重大不利影响的经济、民事、刑事、行政诉讼程序或类似仲裁程序，亦未发生任何可能导致其卷入该等诉讼程序或类似仲裁程序的情形；

（5）客户之法定代表人、董事、监事或其他高级管理人员以及客户之任何重要资产未涉及任何强制执行、查封、扣押、冻结、留置、监管措施，亦未发生任何可能导致涉及该等措施的情形；

（6）客户保证其出具的所有财务报表（如有）符合中国法律规定，报表真实、完整、公正地反映了其财务状况；客户在签署和履行本协议过程中向融资行提供的包括其自身、担保人等全部资料、文件、信息等均是真实、有效、准确、完整而无任何隐瞒或遗漏；

（7）客户在经营活动中严格遵守法律、法规的规定，严格按照客户的营业执照规定的或依法核定的经营范围开展各项业务，按时办理注册年检手续；

（8）客户保证不存在对客户的履约能力造成或可能造成重大不利影响的其他情况或事件。

8. 承诺事项 客户作出如下承诺：

（1）客户应严格遵守并履行本协议项下的各项义务；

（2）客户应当按照本协议的规定，按时偿还融资款项本息并支付相关费用；客户应办理、获得并遵守其适用法律所要求的所有核准、授权、登记、许可，并保持其有效性，以使其能合法签署并履行本协议及与本协议相关的任何文件项下的义务；如果融资行要求，客户应当立即出具相关证明；

（3）在获悉其卷入任何可能对其产生重大不利影响的经济、民事、刑事、行政诉讼程序或类似仲裁程序之日起5个营业日内，或在获悉其任何重要资产涉及任何强制执行、查封、扣押、冻结、留置、监管措施之日起5 个营业日内，书面通知融资行并详细说明所构成的影响及已采取或计划采取的补救措施；

（4）未经融资行书面同意不得清偿除融资行之外的第三方的金额较大的任何负债或履行任何担保责任；

（5）未经融资行书面同意不得发生其它任何金额较大的负债或或有负债，或拟为自身或任何第三方的其它任何债务设置或提供任何形

式的具有优先权性质的担保；自本协议签署之日起，在本协议项下的债务全部清偿完毕之前，未经融资行书面同意，客户不会：

a 进行清算、重整、破产、被兼并、合并、分立、重组、解散、关闭、歇业或类似法律程序；

b 除日常经营需要外，出售、出租、赠与、转移或以其它任何方式处分其任何重要资产；

c 股权结构发生任何变更；

d 签署对客户履行本协议项下义务的能力有重大不利影响的合同/协议或承担具有这一影响的有关义务。

（6）本协议项下的担保在遇到特定情形或发生特定变化时，客户应按照融资行的要求及时提供融资行认可的其他担保。该特定情形或特定变化包括但不限于担保人停产、歇业、解散、停业整顿、营业执照被吊销或被撤销、申请或被申请重整、破产、经营或财务状况有重大变化、涉及重大诉讼或仲裁案件、法定代表人、董事、监事、主要经营管理人员涉案、担保物的价值减少或可能减少或被采取查封等财产保全措施、在担保合同项下有违约行为以及要求解除担保合同等；

（7）经融资行要求，客户还应向融资行指定的公证机关办理具有强制执行效力的公证，客户应承担费用并自愿接受该强制执行；

（8）客户应当随时通知融资行任何可能影响其履行本协议及与本协议相关的任何文件项下义务的能力的事件。

9. 费用和支出 对融资行就本协议相关的任何文件的修订、签署、强制执行、公正、登记等费用，一经融资行要求，客户应当立即对融资行予以补偿。除非法律明确规定应由融资行支付之税项，客户应支付本协议、与本协议相关的任何文件的印花税和其他税费。
10. 本合同项下贷款执行利率为固定利率。
11. 罚息 贷款期内对于客户不能按期支付利息的，客户按贷款合同利率以贷款金额为基数按日向融资行计付利息，按季结息计算复利；贷款逾期，对于客户任何到期应付未付的款项，则自该款项到期日起至实际未付之日止，客户应按罚息率以未付款项（包括未付的利息）为基数按日向融资行计付罚息，罚息（含挪用罚息，如有）季结一次，并按季计算复利。结息日为每季末月的20日。
12. 授权还款及抵销 客户特此授权融资行，在客户对于融资行有任何到期债务未获偿付的时候，不论该债务是否属于本协议项下的债务，融资行均有权代表客户将客户在融资行任何账户中的款项（不论币种如何）直接用于偿付该债务，本项授权不可撤销，如涉及汇率换算，由融资行按照自行确定的汇率进行换算，汇率风险由客户承担。
13. 债务证明 融资行将按照其一贯的业务操作准则，在其会计账簿上保持一套与本协议所涉及的业务活动相关的会计账目及凭证。除明显错误外，客户承认该有关会计账目和凭证的记录是客户债务的有效证据。
14. 转让 客户不得转让本协议项下的任何权利或义务。融资行可以随时将其在本协议项下的权利或者义务转让给任何第三方，并可向该第三方披露与本协议相关的任何信息，包括客户及客户的担保人为本协议的目的向融资行所提供的任何信息。
15. 信息披露 客户同意：除第14条所允许的披露外，对于与本协议相关的任何信息，融资行还可向其总部、分支机构、关联机构以及这些机构所聘请的人员披露，同时，融资行根据任何法律、法规的要求以及监管部门、政府机构或司法机构的要求所进行的披露，也属于允许披露的情况。
16. 违约 客户任何违反本协议任何陈述和保证或该等陈述和保证被证明为不正确的、不真实的、或有遗漏或具有误导性的或已被违背，及/或客户违反或不履行本协议任何承诺事项及/或客户任何违反本协议的规定，及/或客户发生任何可能影响融资行贷款安全的情况，及/或担保人违反任何担保文件的规定等，均构成了客户对本协议的违约，融资行均有权宣布贷款提前到期，并要求客户赔偿融资行包括律师费在内的所有损失。
17. 集团客户特别约定 如本协议客户为集团客户的，客户在此同意：（1） 客户应及时报告实际受信人净资产10%以上关联交易的情况，包括：a 交易各方的关联关系；b 交易项目和交易性质；c 交易的金额或相应的比例；d 定价政策（包括没有金额或只有象征性金额的交易）；（2） 实际受信人有下列情形的，视为客户于本协议项下违约，融资行有权单方面决定取消客户尚未使用的授信，并收回部分或全部已使用授信或要求客户追加至100%保证金：a 提供虚假材料或隐瞒重要经营财务事实的；b 未经融资行同意擅自改变授信原定用途，挪用授信或用银行授信从事非法、违规交易的；c 利用与关联方之间的虚假合同，以无实际贸易背景的应收票据、应收账款等债权到银行贴现或质押，套取银行资金或授信的；d 拒绝接受融资行对其信贷资金使用情况和有关经营财务活动监督和检查的；e 出现重大兼并、收购重组等情况，融资行认为可能影响到授信安全的；f 通过关联交易，有意逃废银行债权的。
18. 其他约定条款 ______________________
19. 适用法律和司法管辖 本协议适用中国（不包括香港、澳门特别行政区和台湾地区）法律并按其解释。与本协议相关的任何争议，融资行住所地的人民法院具有非排他性的司法管辖权。
20. 诉讼送达地 客户确认，对本协议书项下所发生的任何诉讼，诉讼过程中对其发出的传票、通知等司法文书只要发送至本协议书开头列明的地址即视为送达，上述地址的变更非经提前通知融资行，对融资行不生效。
21. 条款的可分割性 本协议的任何条款的无效、不合法或者不可强制执行，不影响本协议其他条款的有效性、合法性和可强制执行性。
22. 在本协议有效期内，融资行对客户的任何违约或其他行为予以宽限或延缓采取行动，均不能损害、影响或限制融资行依据法律或本协议作为债权人应享有的一切权利或权益，也不能作为融资行对客户违反本协议行为的认可，更不能视为融资行放弃对客户现有或将来违约行为采取行动的权利。
23. 融资额度协议一致性 融资额度协议（如有，应包括其不时做出的有效变更）与本协议规定不一致的，以本协议的规定为准。
24. 签署 本协议壹式肆份，客户执壹份，融资行执叁份，由双方加盖公章并由双方法定代表人/负责人或授权代理人签字或盖章后自申请日起生效。

签署栏

双方确认，在签署本协议书时，双方已就全部条款进行了详细地说明和讨论，双方对协议书的全部条款均无疑义，并对当事人有关权利义务和责任限制或免除条款的法律含义有准确无误的理解。

客户（公章）：	融资行（公章）：
法定代表人或授权代理人（签字或盖章）：	负责人或授权代理人（签字或盖章）：